SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 25, 2001
                                                        -----------------------


                                NORTH BAY BANCORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                   0-31080                     68-0434802
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


1500 Soscol Avenue, Napa, California                                94559-3045
--------------------------------------------------------------------------------
   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

             Earnings Release. On October 25, 2001, North Bay Bancorp issued a press release announcing its earnings for the quarter and nine-month period ended September 30, 2001. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7. Financial Statements and Exhibits.

        (b)  Exhibits


               99.1 Press release announcing North Bay Bancorp's earnings for the quarter and nine-month period ended September 30, 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 25, 2001                     NORTH BAY BANCORP


                                   /s/ Terry L. Robinson
                                   ----------------------------------------
                                   By: Terry L. Robinson, President and
                                   Chief Executive Officer